SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No. )

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BioTime, Inc.
____________________________________
(Name of Registrant as Specified In Its Charter)

_____________________________________________________________________
(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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June 26, 2001

Dear Shareholder:

     You are cordially invited to attend the 2000 Annual Meeting of Shareholders of BioTime, Inc. which will be held on Monday, July 30, 2001 at 10:00 a.m. at The Ritz-Carlton Hotel, 600 Stockton Street, San Francisco, California.

     The Notice and Proxy Statement on the following pages contain details concerning the business to come before the meeting. Management will report on current operations and there will be an opportunity for discussion concerning the Company and its activities. Please sign and return your proxy card in the enclosed envelope to ensure that your shares will be represented and voted at the meeting even if you cannot attend. You are urged to sign and return the enclosed proxy card even if you plan to attend the meeting.

     I look forward to personally meeting all shareholders who are able to attend.

     /s/Paul Segall
Paul Segall
                  Chief Executive Officer

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To Be Held July 30, 2001

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of BioTime, Inc. (the “Company”) will be held at The Ritz-Carlton Hotel, 600 Stockton Street, San Francisco, California, on July 30, 2001 at 10:00 a.m. for the following purposes:

       To elect nine (9) directors of the Company to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;
       To ratify the appointment of Deloitte & Touche LLP as the independent auditors of the Company for the fiscal year ending December 31, 2001; and
       To transact such other business as may properly come before the meeting or any adjournments of the meeting.

        The Board of Directors has fixed the close of business on Friday, June 1, 2001, as the record date for determining shareholders entitled to receive notice of and to vote at the Annual Meeting or any postponement or adjournment thereof.

        Whether or not you expect to attend the meeting in person, you are urged to sign and date the enclosed form of proxy and return it promptly so that your shares of stock may be represented and voted at the meeting. If you should be present at the meeting, your proxy will be returned to you if you so request.

                                   By Order of the Board of Directors,

     /s/Judith Segall
Judith Segall
                         Vice President and Secretary

Berkeley, California
June 26, 2001

PROXY STATEMENT

ANNUAL MEETING OF SHAREHOLDERS
To Be Held on July 30, 2001

        The accompanying proxy is solicited by the Board of Directors of BioTime, Inc., a California corporation (the “Company” or “BioTime”) having its principal offices at 935 Pardee Street, Berkeley, California 94710, for use at the Annual Meeting of Shareholders of the Company (the “Meeting”) to be held at 10:00 a.m. on Monday, July 30, 2001 at The Ritz-Carlton Hotel, San Francisco, California. Properly executed proxies in the accompanying form that are received at or before the Meeting will be voted in accordance with the directions noted on the proxies. If no direction is indicated, such shares will be voted FOR (1) each nominee for election as director, and (2) approval of the appointment of Deloitte & Touche LLP as independent auditors for the Company for the fiscal year ending December 31, 2001.

        The enclosed proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Meeting: (1) matters that the Company’s Board of Directors does not know a reasonable time before the Meeting are to be presented at the Meeting; and (2) matters incidental to the conduct of the Meeting. Management does not intend to present any business for a vote at the Meeting other than the matters set forth in the accompanying Notice of Annual Meeting of Shareholders, and as of the date of this Proxy Statement, no shareholder has notified the Company of any other business that may properly come before the Meeting. If other matters requiring the vote of the shareholders properly come before the Meeting, then it is the intention of the persons named in the attached form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

        Only shareholders of record at the close of business on Friday, June 1, 2001 are entitled to notice of and to vote at the Meeting. On that date, there were 11,578,663 of the Company’s Common Shares issued and outstanding, which constitutes the only class of voting securities of the Company outstanding. Each of the Company’s Common Shares is entitled to one vote in the election of directors and in all other matters that may be acted upon at the Meeting, except that shareholders may elect to cumulate votes in the election of directors. Under cumulative voting, each shareholder may give one candidate or may distribute among two or more candidates, a number of votes equal to the number of directors to be elected multiplied by the number of Common Shares owned. Shareholders may not cumulate votes unless at least one shareholder gives notice of his or her intention to cumulate votes at the Meeting. The enclosed proxy confers discretionary authority to cumulate votes.

        Any shareholder giving a proxy has the power to revoke that proxy at any time before it is voted. A proxy may be revoked by filing with the Secretary of the Company either a written revocation or a duly executed proxy bearing a date subsequent to the date of the proxy being revoked, or by voting in person at the Meeting. Any shareholder may attend the Meeting and vote in person, whether or not such shareholder has previously submitted a proxy, but attendance at the Meeting will not revoke a proxy unless the shareholder votes in person.

        The Company will bear all of the costs of the solicitation of proxies for use at the Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone and telegram by directors, officers and employees of the Company, who will undertake such activities without additional compensation. Banks, brokerage houses and other institutions, nominees or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the Common Shares held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

        This Proxy Statement and the accompanying form of proxy are first being sent or given to the Company’s shareholders on or about June 26, 2001.

ELECTION OF DIRECTORS

        At the Meeting, nine directors will be elected to hold office for a one-year term until the 2001 Annual Meeting of Shareholders, and until their successors have been duly elected and qualified. All of the nominees named below are incumbent directors. Dr. Katherine Gordon, the newest member of the Board, became a director during June 2001.

        It is the intention of the persons named in the enclosed proxy, unless such proxy specifies otherwise, to vote the shares represented by such proxy FOR the election of the nominees listed below. In the unlikely event that any nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board of Directors.

Directors and Nominees

        The names and ages of the directors and executive officers of the Company are as follows:

        Paul Segall, Ph.D., 58, is the Chairman and Chief Executive Officer and has served as a director of the Company since 1990. Dr. Segall received a Ph.D. in Physiology from the University of California at Berkeley in 1977.

        Ronald S. Barkin, 55, became President of BioTime during October 1997, after serving as Executive Vice President since April 1997. Mr. Barkin has been a director of the Company since 1990. Before becoming an executive officer of the Company, Mr. Barkin practiced civil and corporate law for more than 25 years after getting a J.D. from Boalt Hall, University of California at Berkeley.

        Victoria Bellport, 35, is the Chief Financial Officer and Vice President and has been a director of the Company since 1990. Ms. Bellport received a B.A. in Biochemistry from the University of California at Berkeley in 1988.

        Hal Sternberg, Ph.D., 47, is the Vice President of Research and has been a director of the Company since 1990. Dr. Sternberg was a visiting scientist and research Associate at the University of California at Berkeley from 1985-1988, where he supervised a team of researchers studying Alzheimer’s Disease. Dr. Sternberg received his Ph.D. in Biochemistry from the University of Maryland in 1982.

        Harold D. Waitz, Ph.D., 59, is the Vice President of Engineering and Regulatory Affairs and has been a director of the Company since 1990. He received his Ph.D. in Biophysics and Medical Physics from the University of California at Berkeley in 1983.

        Judith Segall, 47, is the Vice President of Technology and Secretary, and has been a director of the Company from 1990 through 1994, and from 1995 through the present date. Ms. Segall received a B.S. in Nutrition and Clinical Dietetics from the University of California at Berkeley in 1989.

        Jeffrey B. Nickel, Ph.D., 57, joined the Board of Directors of the Company during March 1997. Dr. Nickel is the President of Nickel Consulting through which he has served as a consultant to companies in the pharmaceutical and biotechnology industries since 1990. Prior to starting his consulting business, Dr. Nickel served in a number of management positions for Syntex Corporation and Merck & Company. Dr. Nickel received his Ph.D. in Organic Chemistry from Rutgers University in 1970.

        Milton H. Dresner, 75, joined the Board of Directors of the Company during February 1998. Mr. Dresner is a private investor and principal of Milton Dresner Investments. Mr. Dresner was formerly the Co-Chairman of the Highland Companies, a diversified organization that was engaged in the development and ownership of residential and industrial real estate. Mr. Dresner serves as a director of Avatar Holdings, Inc., a real estate development company, and Childtime Learning Centers, Inc. a child care and pre-school education services company.

        Katherine Gordon, Ph.D., 46, joined the Board of Directors of the Company during June 2001. Dr. Gordon is the President and a director of Apollo BioPharmaceutics, Inc.,a company engaged in the research and development of drugs to treat Alzheimer’s, stroke and other diseases of aging. Prior to joining Apollo in 1992, Dr. Gordon was an Associate Director at Genzyme Corporation. Dr. Gordon obtained her Ph.D. from Wesleyan University in 1982 and was a post-doctoral fellow at Yale University.

Executive Officers

        Paul Segall, Ronald S. Barkin, Victoria Bellport, Hal Sternberg, Harold D. Waitz and Judith Segall are the only executive officers of BioTime.

        There are no family relationships among the directors or officers of the Company, except that Paul Segall and Judith Segall are husband and wife.

Directors’ Meetings, Compensation and Committees of the Board

        The Board of Directors has an Audit Committee, the members of which are Jeffrey Nickel, Milton Dresner, and Katherine Gordon. The purpose of the Audit Committee is to recommend the engagement of the Company’s independent auditors and to review their performance, the plan, scope and results of the audit, and the fees paid to the Company’s independent auditors. More information about the Audit Committee can be found in the “Audit Committee Report.” The Audit Committee also will review the Company’s accounting and financial reporting procedures and controls and all transactions between the Company and its officers, directors, and shareholders who beneficially own 5% or more of the Common Shares.

        The Company does not have a standing Nominating Committee. Nominees to the Board of Directors are selected by the entire Board.

        The Board of Directors has a Stock Option Committee that administers the Company’s 1992 Stock Option Plan and makes grants of options to key employees, consultants, scientific advisory board members and independent contractors of the Company, but not to officers or directors of the Company. The members of the Stock Option Committee are Paul Segall, Ronald S. Barkin, and Victoria Bellport. The Stock Option Committee was formed during September 1992.

        During the fiscal year ended December 31, 2000, the Board of Directors met seven times. No director attended fewer than 75% of the meetings of the Board or any committee on which they served.

        Directors of the Company who are not employees receive an annual fee of $20,000, which may be paid in cash or in Common Shares, at the election of the director. During the year ended December 31, 2000, each director who was not a Company employee also received options to purchase 10,000 Common Shares. Directors of the Company and members of committees of the Board of Directors who are employees of the Company are not compensated for serving as directors or attending meetings of the Board or committees of the Board. Directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of the Board or committees of the Board. Directors who are employees of the Company are entitled to receive compensation as employees.

Audit Committee Report

        The Audit Committee is composed of three independent directors in accordance with Section 121(A) of the American Stock Exchange listing standards. The Audit Committee operates under a written charter adopted by the Board of Directors. A copy of the Audit Committee Charter is attached as an Appendix to this Proxy Statement.

        The purpose of the Audit Committee is to recommend the engagement of the Company’s independent auditors and to review their performance, the plan, scope and results of the audit, and the fees paid to the Company’s independent auditors. The Audit Committee also reviews the Company’s accounting and financial reporting procedures and controls and all transactions between the Company and its officers, directors, and shareholders who beneficially own 5% or more of the Common Shares.

        The independent public auditors are responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

        During the last year, the Audit Committee has met and held discussions with management and representatives of Deloitte & Touche, LLP, the Company’s independent auditors. The Audit Committee reviewed and discussed with Company management and representatives of Deloitte & Touche the audited financial statements contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2000. The Audit Committee also discussed with Deloitte & Touche the matters required to be discussed by Statement on Auditing Standards No. 61 (Communications with Audit Committees). Deloitte & Touche submitted to the Audit Committee the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). Based on the reviews and discussions referred to above, the members of the Audit Committee unanimously approved the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2000, filed with the Securities and Exchange Commission.

        Audit Fees. Deloitte & Touche billed the Company $56,250 for professional services rendered for the audit of the Company’s annual financial statements and for review of the financial statements included in the Company’s Forms 10-Q for the last fiscal year.

        Other Fees. Deloitte & Touche billed the Company $25,980 for professional services rendered other than the audit and review of the Company’s financial statements for the last fiscal year. Deloitte & Touche did not provide any financial information system design or implementation services during the last fiscal year. The Audit Committee believes that the payment of such fees is consistent with the maintenance of the independence of Deloitte & Touche as independent auditors.

        The Audit Committee: Jeffrey B. Nickel and Milton H. Dresner.

        Katherine Gordon became a member of the Audit Committee during June 2001 and did not participate in the Audit Committee activities or report with respect to the audit of the Company’s financial statements for the year ended December 31, 2000.

Board of Directors Report on Executive Compensation

        The Board of Directors does not have a standing Compensation Committee. Instead, the Board of Directors as a whole approves all executive compensation. All of the executive officers of the Company serve on the Board of Directors but do not vote on matters pertaining to their own personal compensation. Paul Segall and Judith Segall do not vote on matters pertaining to each other’s compensation.

        The compensation policies implemented by the Board of Directors have been influenced by the need to attract and retain executives with the scientific and management expertise to conduct the Company’s product development program in a highly competitive industry dominated by larger, more highly capitalized companies. Executive compensation is also influenced by the cost of living in the San Francisco Bay Area. Executive compensation may be composed of three major components: (i) base salary; (ii) annual variable performance awards payable in cash and tied to the Company’s attainment of corporate objectives and the officer’s achievement of personal goals; and (iii) long-term stock-based incentive awards (stock options) designed to strengthen the mutuality of interests between the executive officers and the Company’s shareholders.

        The Company entered into employment agreements with each of its executive officers in order to assure that their services would continue to be available at a pre-determined base salary during a critical period in the development of the Company’s products and technology. The base salaries fixed by the Employment Agreements were raised during May 1999 to bring them within the median salary range for small to medium market capitalization biotechnology and drug development companies in the same geographic area as the Company.

        An annual bonus may be earned by each executive officer based upon the achievement of personal and Company performance goals. Because the Company is in the development stage, the use of performance milestones based upon profit levels and return on equity as the basis for such incentive compensation was not considered appropriate. Instead, the incentive awards have been tied to the achievement of personal and corporate performance targets. The Company performance goals vary from year to year according to the stage of the Company’s operations. Important milestones that have been considered by the Board of Directors in determining incentive bonuses have been (i) procurement of additional capital, (ii) licensing Company products, (iii) completing specified research and development goals, and (iv) achievement of certain organizational goals. Personal goals are related to the functional responsibility of each executive officer. The Board of Directors as a whole determines whether or not each Company performance goal has been achieved. During the fiscal year ended December 31, 2000, the Board of Directors did not award any cash bonuses or grant any stock options to the executive officers.

        The Board of Directors: Paul Segall, Ronald S. Barkin, Victoria Bellport, Hal Sternberg, Harold D. Waitz, Judith Segall, Jeffrey B. Nickel, and Milton H. Dresner.

        Katherine Gordon became a member of the Board of Directors during June 2001 and did not participate in matters pertaining to executive compensation for the year ended December 31, 2000.

Executive Compensation

        The Company has entered into five-year employment agreements (the “Employment Agreements”) with Paul Segall, the Chairman and Chief Executive Officer; Victoria Bellport, the Chief Financial Officer; Judith Segall, Vice President of Technology and Corporate Secretary; Hal Sternberg, Vice President of Research; and Harold D. Waitz, Vice President of Engineering and Regulatory Affairs. The initial five-year term of the Employment Agreements expired on December 31, 2000, but each Employment Agreement provides for automatic renewal annually for a one-year term, unless the Company elects to terminate the Employment Agreement as of December 31 of the applicable year by giving the employee sixty days prior written notice. The Employment Agreements may terminate prior to the end of the year if the employee (1) dies, (2) leaves the Company, (3) becomes disabled for a period of 90 days in any 150 day period, or (4) is discharged by the Board of Directors for failure to carry out the reasonable policies of the Board, persistent absenteeism, or a material breach of a covenant. Under the Employment Agreements, the executive officers are presently receiving annual salaries of $163,000, and will receive a one-time cash bonus of $25,000 if the Company receives at least $1,000,000 of equity financing from a pharmaceutical company.

        In the event of the executive officer's death during the term of his or her Employment Agreement, the Company will pay his or her estate his or her salary for a period of six months or until the end of the year, whichever first occurs. In the event that the executive officer's employment terminates, voluntarily or involuntarily, after a change in control of the Company through an acquisition of voting stock, an acquisition of the Company's assets, or a merger or consolidation of the Company with another corporation or entity, the executive officers will be entitled to severance compensation equal to the greater of (a) 2.99 times his or her average annual compensation for the preceding five years and (b) the balance of his or her base salary for the unexpired portion of the term of his Employment Agreement

.

        The Company also entered into a similar employment agreement with Ronald S. Barkin, which commenced on April 1, 1997 and expires on March 31, 2002.

        Each executive officer has also executed an Intellectual Property Agreement which provides that the Company is the owner of all inventions developed by the executive officer during the course of his or her employment.

        The following table summarizes certain information concerning the compensation paid to the five most highly compensated executive officers during the last three full fiscal years and the six months ended December 31, 1998.

SUMMARY COMPENSATION TABLE

	Annual Compensation -----------------------		Long-Term Compensation --------------------------

Name and Principal Position ----------------------------	Year Ended ------------	Salary($) ---------	Bonus ------	Stock Options (Shares) ------------------------
Paul Segall	December 31, 2000	$163,000
Chairman and Chief Executive Officer	December 31, 1999	$156,000
	December 31, 1998*	$ 49,500
	June 30, 1998	$ 95,500	$50,000

Hal Sternberg	December 31, 2000	$163,000
Vice President of Research	December 31, 1999	$156,000
	December 31, 1998*	$ 49,500
	June 30, 1998	$ 95,500	$25,000

Harold D. Waitz	December 31, 2000	$163,000
Vice President of Engineering and Regulatory Affairs	December 31, 1999	$156,000
	December 31, 1998*	$ 49,500
	June 30, 1998	$ 95,500

Victoria Bellport	December 31, 2000	$163,000
Vice President and Chief Financial Officer	December 31, 1999	$156,000
	December 31, 1998*	$ 49,500
	June 30, 1998	$ 95,500	$25,000

Judith Segall	December 31, 2000	$163,000
Vice President of Technology and Corporate Secretary	December 31, 1999	$156,000
	December 31, 1998*	$ 49,500
	June 30, 1998	$ 95,500	$25,000

--------------------------
*During 1998, the Company changed its fiscal year end from June 30 to December 31. The amounts of base salary shown in the table for the year ended December 31, 1998 reflect a short (six month) fiscal year.

Stock Options

        None of the five most highly compensated executive officers of the Company held any stock options during the fiscal year ended December 31, 2000.

Certain Relationships and Related Transactions

        During the year ended December 31, 2000, $5,500 in fees for consulting services was paid to Jeffrey B. Nickel, a member of the Board of Directors.

        During September 1995, the Company entered into an agreement for financial advisory services with Greenbelt Corp., a corporation controlled by Alfred D. Kingsley and Gary K. Duberstein, who are also shareholders of the Company. Under this agreement the Company issued to the financial advisor warrants to purchase 311,276 Common Shares at a price of $1.93 per share, and the Company agreed to issue additional warrants to purchase up to an additional 622,549 Common Shares at a price equal to the greater of (a) 150% of the average market price of the Common Shares during the three months prior to issuance and (b) $2 per share. The additional warrants were issued in equal quarterly installments over a two year period, beginning October 15, 1995. The exercise price and number of Common Shares for which the warrants may be exercised are subject to adjustment to prevent dilution in the event of a stock split, combination, stock dividend, reclassification of shares, sale of assets, merger or similar transaction. The number of shares issuable upon the exercise of the warrants, the exercise prices, and the expiration dates of the warrants are as follows:

Number of Warrant Shares ------------------------	Exercise Price Per Share ------------------------	Expiration Date ---------------
389,094	$ 1.93	October 15, 2000
77,818	$ 1.93	January 15, 2001
77,818	$ 2.35	April 15, 2001
77,818	$ 9.65	July 15, 2001
77,818	$ 9.42	October 15, 2001
77,818	$10.49	January 15, 2002
77,818	$15.74	April 15, 2002
77,818	$13.75	July 15, 2002

        The number of shares and exercise prices shown have been adjusted for the Company’s subscription rights distributions during January 1997 and February 1999 and the payment of a stock dividend during October 1997. Greenbelt has purchased 634,460 Common Shares by exercising some of those warrants and continues to hold warrants to purchase an aggregate of 389,090 Common Shares.

        Under the agreement, the Company has filed a registration statement on Form S-3 to register 622,548 warrants and underlying Common Shares for sale under the Securities Act of 1933, as amended (the “Act”). The Company has the obligation to file, at Greenbelt's request, one or more additional registration statements to cover the 311,272 warrants and Common Shares not covered by the first registration statement. The Company will bear the expenses of registration, other than any underwriting discounts that may be incurred by Greenbelt Corp. in connection with a sale of the warrants or common shares. The Company shall not be obligated to file more than two such registration statements, other than registration statements on Form S-3. Greenbelt Corp. also is entitled to include warrants and common shares in any registration statement filed by the Company to register other securities for sale under the Act.

        During April 1998, the Company entered into a new financial advisory services agreement with Greenbelt. The 1998 agreement provided for an initial payment of $90,000 followed by an advisory fee of $15,000 per month that will be paid quarterly. The Company agreed to reimburse Greenbelt for all reasonable out-of-pocket expenses incurred in connection with its engagement as financial advisor, and to indemnify Greenbelt and its officers, affiliates, employees, agents, assignees, and controlling person from any liabilities arising out of or in connection with actions taken on BioTime’s behalf under the agreement. The agreement was renewed for a period of twelve months ending March 31, 2001, but instead of cash compensation Greenbelt received 30,000 Common Shares in four quarterly installments of 7,500 shares each. The Company has agreed to register those shares for sale under the Act, upon request, on substantially the same terms as the registration provisions pertaining to the warrants under the original agreement.

        During March 2001, the Company entered into a Revolving Line of Credit Agreement with Alfred D. Kingsley. In consideration of Mr. Kingsley’s agreement to provide that line of credit, the Company issued to him a warrant to purchase 50,000 Common Shares at an exercise price of $8.31 per share. The warrant will expire in five years. The exercise price and number of Common Shares for which the warrant may be exercised are subject to adjustment to prevent dilution in the event of a stock split, combination, stock dividend, reclassification of shares, sale of assets, merger or similar transaction. The Company has agreed to register the shares issuable under the warrant for sale under the Act, upon request, on substantially the same terms as the registration provisions pertaining to the warrants issued under the Company’s consulting agreement with Greenbelt.

Comparison of Shareholder Return

        The graph depicted below reflects a comparison of the cumulative total return (change in stock price plus reinvestment of dividends) of the Company's Common Shares with the cumulative total returns of the Nasdaq Stock Market Index, the BioCentury 100 Stock Index, and the Hambrecht & Quist Biotechnology Index. The BioCentury 100 Stock Index includes many companies in an early stage of development that have a market capitalization similar to BioTime’s. The graph covers the period from June 30, 1995 through the fiscal year ended December 31, 2000.

        The graph assumes that $100 was invested on June 30, 1995 in the Company’s Common Shares and in each index and that all dividends were reinvested. No cash dividends have been declared on the Company’s Common Shares.

	6/30/95 ----------	6/30/96 ----------	6/30/97 ----------	6/30/98 ----------	12/31/98 ----------	12/31/99 ----------	12/31/00 ----------
BioTime, Inc.	100.00	1,299.90	1,885.55	1,072.41	2,981.30	1,522.82	1,286.89
BioCentury 100 Index	100.00	158.51	168.25	153.20	172.79	342.19	474.59
NASDAQ Index-US	100.00	128.38	156.13	205.52	240.99	447.88	269.53
H&Q Biotech	100.00	130.06	135.74	145.65	207.11	442.70	475.94

PRINCIPAL SHAREHOLDERS

        The following table sets forth information as of June 7, 2001 concerning beneficial ownership of Common Shares by each shareholder known by the Company to be the beneficial owner of 5% or more of the Company’s Common Shares, and the Company's executive officers and directors. Information concerning certain beneficial owners of more than 5% of the Common Shares is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G.

	Number of Shares ------------------------	Percent of Total ----------------------
Alfred D. Kingsley (1) Gary K. Duberstein Greenbelt Corp. Greenway Partners, L.P. Greenhouse Partners, L.P. 909 Third Avenue, 30th Floor New York, New York 10022..............	1,828,337	15.2
Paul and Judith Segall (2).........................	645,408	5.6
Harold D. Waitz (3).................................	424,166	3.7
Hal Sternberg...........................................	402,043	3.5
Victoria Bellport.......................................	205,978	1.8
Ronald S. Barkin (4).................................	192,861	1.7
Jeffrey B. Nickel (5)..................................	45,000	*
Milton H. Dresner (6)................................	52,224	*
Katherine Gordon (7)................................	15,000	*
All officers and directors as a group (9 persons)(4)(5)(6)(7)	1,982,680	16.9%
---------------------------

*Less than 1%

(1)        Includes 389,090 Common Shares issuable upon the exercise of certain warrants owned beneficially by Greenbelt Corp. and 634,460 Common Shares owned by Greenbelt Corp. Mr. Kingsley and Mr. Duberstein may be deemed to beneficially own the warrant shares that Greenbelt Corp. beneficially owns. Includes 90,750 Common Shares owned by Greenway Partners, L.P. Greenhouse Partners, L.P. is the general partner of Greenway Partners, L.P. and Mr. Kingsley and Mr. Duberstein are the general partners of Greenhouse Partners, L.P. Greenhouse Partners, L.P., Mr. Kingsley and Mr. Duberstein may be deemed to beneficially own the Common Shares that Greenway Partners, L.P. beneficially owns. Includes 653,142 Common Shares owned solely by Mr. Kingsley and 50,000 Common Shares issuable upon the exercise of certain warrants owned by Mr. Kingsley, as to which Mr. Duberstein disclaims beneficial ownership. Includes 10,895 Common Shares owned solely by Mr. Duberstein, as to which Mr. Kingsley disclaims beneficial ownership.

(2)        Includes 443,245 shares held of record by Paul Segall and 202,163 shares held of record by Judith Segall.

(3)        Includes 2,100 shares held for the benefit of Dr. Waitz's minor children.

(4)        Includes 90,000 Common Shares issuable upon the exercise of certain options.

(5)        Includes 35,000 Common Shares issuable upon the exercise of certain options.

(6)        Includes 20,000 Common Shares issuable upon the exercise of certain stock options. Does not include Common Shares that Mr. Dresner may acquire in lieu of cash payment of his director’s fees.

(7)        Includes 15,000 Common Shares issuable upon the exercise of certain options.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires the Company’s directors and executive officers and persons who own more than ten percent (10%) of a registered class of the Company’s equity securities to file with the Securities and Exchange Commission (the “SEC”) initial reports of ownership and reports of changes in ownership of Common Shares and other equity securities of the Company. Officers, directors and greater than ten percent beneficial owners are required by SEC regulation to furnish the Company with copies of all reports they file under Section 16(a).

        To the Company’s knowledge, based solely on its review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with during the fiscal year ended December 31, 2000.

RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

        The Board of Directors proposes and recommends that the shareholders ratify the selection of the firm of Deloitte & Touche LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2001. Deloitte & Touche LLP has served as the Company’s independent auditors since 1991. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of the selection of Deloitte & Touche LLP to audit the Company’s consolidated financial statements. A representative of Deloitte & Touche LLP will attend the Meeting, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

The Board of Directors Recommends a Vote “FOR” Ratification of the Selection of
Deloitte & Touche LLP as the Company’s Independent Auditors

PROPOSALS OF SHAREHOLDERS

        Shareholders of the Company who intend to present a proposal for action at the 2001 Annual Meeting of Shareholders of the Company must notify the Company's management of such intention by notice received at the Company's principal executive offices not later than March 30, 2002 for such proposal to be included in the Company’s proxy statement and form of proxy relating to such meeting.

ANNUAL REPORT

        The Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission for the fiscal year ended December 31, 2000, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of the Company.

                                   By Order of the Board of Directors,

  /s/Paul Segall
Paul Segall
                                       Chairman and Chief Executive Officer

June 26, 2001

HOW TO ATTEND THE ANNUAL MEETING

        If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), your name will appear on the Company’s shareholder list. You will be admitted to the Meeting upon showing your proxy card, driver’s license, or other identification.

        If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) your name will not appear on the Company’s shareholder list. If you plan to attend the Meeting, you should ask your broker for a “legal proxy.” You will be admitted to the Meeting by showing your legal proxy. You probably received a proxy form from your broker along with your proxy statement, but that form can only be used by your broker to vote your shares, and it is not a “legal proxy” that will permit you to vote your shares directly at the Meeting. If you cannot obtain a legal proxy in time, you will be admitted to the Meeting if you bring a copy of your most recent brokerage account statement showing that you own BioTime stock. However, if you do not obtain a legal proxy, you can only vote your shares by returning to your broker, before the Meeting, the proxy form that accompanied your proxy statement.

APPENDIX A

BIOTIME, INC.
AUDIT COMMITTEE CHARTER

ARTICLE I.

The principal objectives of the Audit Committee shall be as follows:

       To oversee the financial reporting process by identifying, understanding and assessing the risk of each of the factors composing the financial reporting process;

       To oversee the establishment and maintenance of the internal controls systems;

       To review Company policies and procedures related to officer expenses and perquisites, and to oversee and monitor compliance with such policies and procedures;

       To review and approve transactions between the Company and its officers, directors and shareholders who beneficially own 5% or more of the common shares of the Company;

       To take such measures, and make such recommendations, as it deems necessary or appropriate to assure that the Company’s independent auditors remain accountable to the Audit Committee and the Board of Directors; and

       To report to the Board of Directors on the findings of the Audit Committee and to recommend such action as the Audit Committee shall deem necessary or appropriate.

ARTICLE II

The Audit Committee shall be structured as follows:

       The Audit Committee shall be composed of not less than two (2) members prior to June 14, 2001, and three (3) members thereafter.

       All of the members of the Audit Committee shall be members of the Board of Directors.

       None of the Audit Committee members shall:

         Be an employee of the Company or any of its subsidiaries or have been an employee of the Company or any of its subsidiaries during the past three years;

         Have accepted any compensation from the Company or any of its subsidiaries in excess of $60,000 during the previous fiscal year, except for service on the Board of Directors and the Audit Committee, retirement plan benefits, and non-discretionary compensation;

         Have a member of his or her immediate family who is, or during the preceding three years was, employed by the Company or any of its subsidiaries as an executive officer;

         Have been a partner, controlling shareholder, or an executive officer of any for- profit business to which the Company made, or from which it received, payments (other than those which arose solely from investments in the Company’s securities) that exceeded the greater of five percent of the organization's consolidated gross revenues for that year, or $200,000, in any of the preceding three years; or

         Have been employed as an executive officer of any other entity where any of the Company’s executives serve on that other entity’s compensation committee.

       Not withstanding Section 3 of this Article II, not more than one member of the Audit Committee may have a relationship prohibited by such Section 3 if the Board of Directors determines that, under the circumstances, it is in the best interests of the Company and its shareholders for that person to serve on the Audit Committee; provided, that the Company shall disclose the reasons for the Board of Directors' determination in the next annual proxy statement if so required by the rules and regulations promulgated by the Securities and Exchange Commission or any national securities exchange or over-the-counter market on which the Company’s common shares or other securities are listed or traded.

       Each member of the Audit Committee shall be able to read and understand fundamental financial statements, or must become able to do so within a reasonable time after their appointment to the Audit Committee.

       Not later than June 14, 2001, and at all times thereafter, the Audit Committee shall have at least one member who has past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background (such as experience as chief executive officer, chief financial officer, or other senior officer with financial oversight responsibilities) which results in their financial sophistication.

       Members of the Audit Committee shall be appointed from time to time by the Board of Directors. Members shall serve at the pleasure of the Board, or until their successors have been elected and have taken office.

       The Audit Committee shall hold regular meetings at such times as the Committee may determine by resolution; provided, that the Audit Committee shall meet not less than once each calendar year.

       Special meetings of the Audit Committee may be called by any member of the Audit Committee, by the Board of Directors, by the Chief Executive Officer, or by the Chief Financial Officer. Notice of special meetings, stating the time and place of the meeting, shall be given in the same manner as provided in the Bylaws of the Company for special meetings of the Board of Directors.

       Management shall prepare, and the members of the Audit Committee shall approve, an agenda for each regular meeting of the Audit Committee. The agenda of each regular meeting shall take into account all of the responsibilities of the Audit Committee, as set forth below. The agenda for any special meeting shall be prepared by the person(s) calling such meeting.

       The Audit Committee may request that management appoint an officer of the Company to serve as Secretary to the Audit Committee.

ARTICLE III

The duties and responsibilities of the Audit Committee shall be as follows:

       The Audit Committee will recommend the selection, engagement, retention or termination of the independent auditors.

       The Audit Committee shall review with management the performance of the independent auditors and recommend to the Board of Directors such action as may be necessary or appropriate.

       The Audit Committee shall review periodically the independence of its outside auditor, including but not limited to a review of all arrangements between the independent auditor and the Company.

         The Audit Committee will report to the Board of Directors any findings that it determines might impair the independence of the Company’s outside auditor, and will recommend what action, if any it determined to be necessary or appropriate under the circumstances.

       The Audit Committee will review the fees paid to the independent auditors.

       The Audit Committee shall meet with the independent auditor to:

         Review the plan and scope of each audit;

         Review the audited financial statements and the results of each audit;

         Discuss the internal controls systems of the Company and its subsidiaries;

         Review the “management” letter given to the Company in connection with the annual audit; and

         Review the impact of new or proposed accounting, regulatory and auditing pronouncements.

       The Audit Committee shall meet with the Chief Financial Officer to:

         Review accounting and financial reporting policies and procedures, and internal controls;

         Review internal and external audit recommendations;

         Review the financial statements of the Company and its subsidiaries;

         Review the impact of new or proposed accounting, regulatory and auditing pronouncements; and

         Review management's decisions to seek a review of significant accounting issues with an accounting firm other than the external auditors

         Review the negotiations with the external auditors with respect to audit plans, audit scope, audit fees (including number of hours) and the degree of coordination between the management and the external auditors.

       The Audit Committee shall meet with such members of management as it deems necessary or appropriate to further expand the members’ knowledge of the Company and its operation.

       The Audit Committee will review and determine whether to approve all proposed transactions between the Company and its officers, directors and shareholders who beneficially own 5% or more of the common shares of the Company. The Audit Committee will report to the Board of Directors its decision and any related recommendation with respect to any such proposed transaction.

ARTICLE IV

Further Authority

       It shall be the policy of this Company that the Audit Committee shall have full authority and resources sufficient to discharge its duties and responsibilities, as set forth herein.

PROXY FOR

BIOTIME, INC.

ANNUAL MEETING OF SHAREHOLDERS

July 30, 2001

This Proxy is Solicited by the Board of Directors

     The undersigned appoints Paul Segall and Ronald S. Barkin, and each of them, with full power of substitution, as the undersigned’s lawful agent and proxy to attend the Annual Meeting of Shareholders of BioTime, Inc. on July 30, 2001 and any adjournment thereof and to represent and vote all BioTime, Inc. Common Shares standing in the name of the undersigned upon the books of the corporation.

(To be signed on Reverse side) SEE REVERSE SIDE

A [X] Please mark your votes as in this example

	FOR all nominees listed at right (except as marked to the contrary below)	WITHHOLD AUTHORITY to vote for all nominees listed to the right
1) ELECTION OF DIRECTORS “To withhold authority to vote for any individual nominee, draw a line through the person’s name”	[ ]	[ ]	NOMINEES:	RONALD S. BARKIN VICTORIA BELLPORT MILTON H. DRESNER KATHERINE GORDON JEFFREY B. NICKEL JUDITH SEGALL PAUL SEGALL HAL STERNBERG HAROLD D. WAITZ

2) RATIFYING APPOINTMENT OF INDEPENDENT AUDITORS The persons named as proxy may also vote on such other business as may properly come before the Meeting or any adjournment thereof.	FOR [ ]	AGAINST [ ]	ABSTAIN [ ]
DIRECTORS RECOMMEND A VOTE “FOR” PROPOSALS NUMBERED 1 AND 2.
WISH TO ATTEND AND VOTE SHARES AT MEETING [ ]

Signature ____________________________	Date ___________________
Signature if Held Jointly ______________________________	Date ___________________
NOTE: Please sign exactly as your shares are registered. Persons signing as a corporate officer or in a fiduciary capacity should indicate their title or capacity.